UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2012

Claire’s Stores, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-148108	59-0940416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 West Central Road, Hoffman Estates, Illinois	60192
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 765-1100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On March 21, 2012, Claire’s Stores, Inc. (the “Company”) issued a press release announcing results for the fourth quarter of fiscal 2011, fiscal 2011 in its entirety, and certain other information. A copy of the press release is being furnished as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, shall be deemed “furnished” and not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended (the “Securities Act”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1             Claire’s Stores, Inc. Press Release dated March 21, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Claire’s Stores, Inc.

Date: March 22, 2012	By:	/s/ J. Per Brodin

		Name:	J. Per Brodin
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Claire’s Stores, Inc. Press Release dated March 21, 2012

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